Exhibit 99.1

July 2025 Capital Structure and Pension Strategy

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Unisys cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Unisys' ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and that total contract value (TCV) is based, in part, on the assumption that each of those contracts will continue for their full contracted term. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon Unisys. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on Unisys will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, the completed note offering and the use of proceeds therefrom, including pension contributions, our ability to reduce the size, and ultimate removal, of the U.S. Qualified Defined Benefit Plan, future annuity purchase transactions, the reduction of uncertainty and volatility of cash requirements, including pension contributions, preservation of cash balances and liquidity, improvements to our net leverage ratio and credit rating, maintenance of debt capacity for growth opportunities, institution of a capital return program and cash flow generation.

Projections of deficit and cash contributions related to our U.S. qualified defined benefit plans contained within this presentation were provided by the Company's actuary WTW and are based on certain estimates and actuarial assumptions that are subject to change. Unisys does not assume any obligation to update such projections. Additional information and factors that could cause actual results to differ materially from Unisys' expectations are contained in Unisys' filings with the U.S. Securities and Exchange Commission (SEC), including Unisys' Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http://www.sec.gov. Information included in this presentation is representative as of the date of this presentation only and while Unisys periodically reassesses material trends and uncertainties affecting Unisys' results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, Unisys does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events, except as required by applicable law.

Non-GAAP Information

This presentation includes certain non-GAAP financial measures that exclude certain items such as postretirement expense; certain legal and other matters related to professional services and legal fees, including legal defense costs, associated with certain legal proceedings; environmental matters related to previously disposed businesses; and cost-reduction activities and other expenses that the company believes are not indicative of its ongoing operations, as they may be unusual or non-recurring. The inclusion of such items in financial measures can make the company's profitability and liquidity results difficult to compare to prior periods or anticipated future periods and can distort the visibility of trends associated with the company's ongoing performance. Management also believes that non-GAAP measures are useful to investors because they provide supplemental information about the company's financial performance and liquidity, as well as greater transparency into management's view and assessment of the company's ongoing operating performance.

Non-GAAP financial measures are often provided and utilized by the company's management, analysts, and investors to enhance comparability of year-over-year results. These items are uncertain, depend on various factors, and could have a material impact on the company's GAAP results for the applicable period. These measures should not be relied upon as substitutes for, or considered in isolation from, measures calculated in accordance with U.S. GAAP. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below except for financial guidance and other forward-looking information since such a reconciliation is not practicable without unreasonable efforts as the company is unable to reasonably forecast certain amounts that are necessary for such reconciliation. This information has been provided pursuant to the requirements of SEC Regulation G.

© 2025 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Mike Thomson Chief Executive Officer & President Today’s Speakers Deb McCann Chief Financial Officer

Strategic Capital Structure Objectives We continue to focus on the following objectives related to our capital structure and pension Maintain strong cash balances and liquidity Improve net leverage ratio and credit rating Reduce uncertainty and volatility of cash requirements, including pension contributions Reduce the size of the U.S. Qualified Defined Benefit (QDB) Plan, and ultimately remove Maintain debt capacity for growth opportunities Institute a capital return program

Steps We Have Taken… © 2025 UNISYS CORPORATION. ALL RIGHTS RESERVED. 5 Issued new $700M notes Refinanced $485M notes Extended Asset - Backed Revolver Maturity Contributed $250M to U.S. QDB plan Reallocated U.S. QDB Plan Assets …Next Steps Increase Capacity to Fund Cost of Full Removal Execute Annuity Purchases to Reduce Cost of Full Removal of U.S. QDB Plans 1 2

Benefits of Recent Debt Raise and Pension Actions Removes Substantially All Pension Volatility Enables Further Annuity Purchase Transactions Reduces GAAP Pension Deficit & Contributions Cash Flow Accretive Over Next 5 Years 1 3 - 5 Year Path to Full Removal of U.S. QDB Plans

Summary of Debt Transaction Closed on Friday, June 27, 2025 $700 million of senior secured notes Principal amount 5.5 years; January 15, 2031 Tenor; Maturity 10.625% Coupon NC - 2.5 (to January 15, 2028), then callable at par plus 50% of coupon, then par plus 25% of coupon and then to par In addition, prior to the first call date the Company may redeem once per calendar year 10% of the issuance at 103% and up to 40% of the issuance with the proceeds from an equity issuance at par plus the coupon Redemption Usual and customary Covenants Second lien to asset - backed revolver collateral Allows incremental Pari Passu Debt up to (a) an amount such that after giving pro forma effect to the debt incurrence Total Net Leverage Ratio would not exceed 2.00 to 1.00 plus (b) up to the greater of ( i ) $150.0 million and (ii) 8.0% of Consolidated Total Asset Ranking All of the Company’s existing or future domestic majority - owned subsidiaries that are guarantors or borrowers under the asset - backed Credit Facility Guarantors Substantially all assets of the Unisys and guarantors, with a first lien on such assets constituting non - ABL Priority Collateral (including a pledge of 100% of the capital stock of each first tier domestic and foreign subsidiary of the Issuer and Guarantors) and a second lien on such assets constituting ABL Priority Collateral, subject to permitted liens and customary exceptions Security To refinance existing $485 million notes, contribute $250 million to U.S. pension plans, including $50 million from balance sheet cash, and for general corporate purposes Use of proceeds 144A / Reg S Distribution

Impact of the Transaction on Leverage and Liquidity Net leverage largely neutral while maintaining solid liquidity position • Net leverage impact: – Swaps $200M of pension deficit with funded debt – Swaps $50M reduction in cash with $50M reduction in pension deficit – Marginal increase in net leverage due to fees • Gross leverage reduced due to use of cash fund pension deficit • No major maturities until 2031 • Undrawn $125M asset - backed revolver extended to June 2030 • Post - transaction cash balance remains strong Post - Transaction ($M) Pre - Transaction ($M) 713 498 Funded Debt 265 515 U.S. QDB Debt 1 235 235 Other Pension Debt 1 1,213 1,248 Total Debt, including pension 335 393 Cash 878 855 Net Debt 267 267 LTM EBITDA 4.54x 4.67x Gross Leverage 3.29x 3.20x Net Leverage As of March 31, 2025

Reduction of Volatility in the U.S. QDB plans

Provides near certainty of cash flow impact of pension contributions

Reallocated assets such that movements in assets matches movements in liabilities

- Significantly reduces volatility of GAAP pension deficit and fixes aggregate 2025-2029 contributions within ~3% of current forecast[1]
- Reduces expected return on assets to 5.4% from 7.4%, which extends company contributions by 2 years to 2033
  - Opportune time to de-risk due to low risk premium associated with growth assets

Prior to July 1st, 2025



Liability Hedging Portfolio, 35%
Growth Portfolio, 65%

Target Asset Allocation



50%
U.S. Treasuries²
50%
U.S. Investment Grade Corporate Bonds
25%
Opportunistic
14%
Return Seeking Bonds
61%
Global Public Equities
Liability Hedging Portfolio
Growth Portfolio

Current: Asset Liability Matching



Growth Portfolio, 10%
Liability Hedging Portfolio, 90%

Target Asset Allocation



10%
U.S. Treasuries²
90%
U.S. Investment Grade Corporate Bonds
100%
Liability Hedging Portfolio
Growth Portfolio

1 ~3% estimated volatility does not include the impact of annuity purchases on contribution forecasts
2 Physical and derivative instruments

© 2025 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Accretion to Five - Year Cash Flow Contribution reduction exceeds interest on incremental debt • Analysis shows $70M cash flow benefit assuming minimum required pension contributions only • Benefit could improve from discretionary debt or pension payments from operational cash flows Total 2029 2028 2027 2026 2025 $M $430 $91 $95 $93 $92 $59 U.S. QDB Contribution Forecast: January 2025 1 $265 $54 $26 $75 $51 $59 U.S. QDB Contribution Forecast: July 2025 1.2 $165 $37 $69 $18 $41 $0 Reduction to contributions after the transaction $85 $21 $21 $21 $21 $0 Additional interest expense on incremental $200M debt $10 $2 $2 $2 $2 $1 Reduced interest income due to $50M use of cash $70 $14 $46 ($5) $18 ($1) Net cash flow (use) / benefit

Ability to Continue U.S. Annuity Purchases Removes gross liability with minimal impact to net leverage and significantly reduces costs to remove U.S. Qualified Defined Benefit Plan • Reduces cost of full plan termination to more manageable size – Opportunity to continue annuity purchases beyond 2026 to further reduce termination costs Cost of Removal 2029 2 2029 2028 2027 2026 2025 Year - end, $M 1 @15% premium on liabilities @10% premium on liabilities 1,444 1,543 1,644 1,744 1,844 U.S. QDB liabilities 365 295 (150) (175) (173) (216) (234) U.S. QDB deficit Assuming Potential Annuity Purchases in 2025 and 2026 @15% premium on liabilities @10% premium on liabilities 966 1,035 1,106 1,176 1,452 U.S. QDB liabilities 200 400 Annuity Purchase at 3% premium to U.S. GAAP 280 235 (136) (144) (189) (232) (245) U.S. QDB deficit Assumes No Annuity Purchases Assumes Annuity Purchases Removing ~$600M of Liabilities

Benefits of Recent Debt Raise and Pension Actions

Removes Substantially All Pension Volatility

Reallocated assets to match movements in assets to movements in liabilities, crystallizing U.S. pension contributions

Reduces complexity and risk while removing uncertainty for modeling and valuation purposes

Enables Further Annuity Purchase Transactions

Increases funding level to allow continuation of annuity purchases

Removes pension liabilities at lower cost while reducing future cost of full plan removal

Planning for $600M of annuity purchases by year-end 2026

Reduces GAAP Pension Deficit & Contributions

$250M contribution reduces U.S. GAAP pension deficit dollar-for-dollar

~$35M average annual reduction in required contributions in 2026-2029 to U.S. QDB Pension Plans

Cash Flow Accretive Over Next 5 Years[1]

Contribution reduction exceeds interest on incremental debt

~$70M aggregate cash flow benefit (~$14M average annual benefit) for the 5-yr period of 2025-2029

3-5 Year Path to Full Removal of U.S. QDB Plans

U.S. GAAP pension deficit declines by ~40% of aggregate contributions over next 5 years

Operating cash flow provides additional de-leveraging to support potential removal of U.S. QDB Plans

Supports path to 2.5x net leverage target

1 Includes impact of interest on $200M incremental debt only, as well as reduced interest income from $50M cash

© 2025 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Appendix

Adjusted EBITDA Reconciliation 1Q25 4Q24 3Q24 2Q24 $M ($ 29.5) $ 30.0 ($ 61.9) ($ 12.0) NET (LOSS) INCOME ATTRIBUTABLE TO UNISYS CORPORATION (1.1) 0.5 - (0.5) NET (LOSS) INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS 2.5 2.4 2.4 2.6 INTEREST EXPENSE, NET OF INTEREST INCOME OF $6.6, $5.3, $5.5, $5 .8 AND $5.7, RESPECTIVELY 1 10.6 28.8 53.3 18.8 PROVISION FOR INCOME TAXES 9.4 10.9 11.3 12.3 DEPRECIATION 13.2 17.7 13.0 14.4 AMORTIZATION $ 5.1 $ 90.3 $ 18.1 $ 35.6 EBITDA 21.9 11.1 12.1 12.4 PENSION AND POSTRETIREMENT EXPENSE - - 39.1 - GOODWILL IMPAIRMENT (0.4) (39.2) 0.8 6.5 CERTAIN LEGAL MATTERS, NET 2 0.4 7.4 0.4 0.7 ENVIRONMENTAL MATTERS 1 3.7 9.7 2.4 1.3 COST REDUCTION AND OTHER EXPENSES 3 6.8 5.0 4.8 4.6 NON - CASH SHARE BASED EXPENSE 2.7 7.1 (0.7) (2.7) OTHER (INCOME) EXPENSE, NET ADJUSTMENT 4 $ 40.2 $ 91.4 $ 77.0 $ 58.4 ADJUSTED EBITDA $ 432.1 $ 545.4 $ 497.0 $ 478.2 REVENUE 9.3% 16.8% 15.5% 12.2% ADJUSTED EBITDA MARGIN